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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 24, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     STATE OF DELAWARE                0-02517                   75-0991164
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)          (IRS EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


                                4809 COLE AVENUE
                                    SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 369-0080


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 24, 1999, the Registrant dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountant and on May 24, 1999, the Registrant retained Ernst & Young LLP ("E&Y") as its independent accountant.

     PWC's reports on the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to engage E&Y as set forth above and to dismiss PWC was approved by the audit committee and the board of directors of the Registrant.

     In connection with the audits of the financial statements of the Registrant for the fiscal years ended December 31, 1998 and 1997, and the subsequent interim period up to and including May 24, 1999, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

16. Letter on Change in Certifying Accountant from PricewaterhouseCoopers LLP, dated June 30, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOREADOR ROYALTY CORPORATION


                                            By: /s/ G. THOMAS GRAVES III
                                               ---------------------------------
                                            Name:  G. Thomas Graves III
                                            Title: President and Chief Executive
                                                   Officer

Dated: June 30, 1999


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                                 EXHIBIT INDEX


EXHIBIT             DESCRIPTION
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
  16                Letter on Change in Certifying Accountant from
                    PricewaterhouseCoopers LLP, dated June 30, 1999